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                                                                      Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Edward L. Masry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Save the World Air, Inc. on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Save the World Air, Inc.

Dated: June 6, 2004                  By:   /s/ Edward L. Masry
      ---------------------                -----------------------------
                                           Edward L. Masry
                                           Chairman of the Board and
                                           Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Save the World Air, Inc. and will be retained by Save the World Air, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        I, Eugene Eichler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Save the World Air, Inc. on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Save the World Air, Inc.

Dated: June 6, 2004                   By:  /s/ Eugene Eichler
      ---------------------                -----------------------------
                                           Eugene Eichler
                                           President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Save the World Air, Inc. and will be retained by Save the World Air, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.